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                                                                    Exhibit 99.2

Chief Financial Officer's Certification required under Section 906 of Sarbanes-Oxley Act of 2002

In connection with the annual report of TIB Financial Corp. (the "Company") on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, David P. Johnson, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that, to my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

                                   /s/ David P. Johnson
Date: March 25, 2003              ___________________________________
                                      David P. Johnson
                                      Executive Vice President and Chief
                                      Financial Officer